1 1 September 2015 Exhibit 99.2

Forward-Looking Statements
Safe Harbor
All
forward-looking
statements
made
or
referred
to
in
this
presentation
are
made
under
the
safe
harbor
provisions
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Forward-looking
statements,
which
are
all
statements
other
than
statements
of
historical
facts
and
include
beliefs,
opinions,
estimates,
expectations
and
projections
about
future
business
developments,
opportunities,
financial
guidance,
prospects,
and
outlook,
are
not
guarantees
of
future
performance
or
events
but
are
based
upon
current
assumptions
and
subject
to
risks,
uncertainties
and
other
factors
that
could
cause
actual
results
to
differ
materially
from
those
expressed,
projected
or
implied,
including
risks
and
uncertainties
set
forth
in
the
Company's
SEC
filings,
including
but
not
limited
to
the
Company’s
most
recent
Form
10-K
and
subsequent
SEC
filings
including
reports
on
Form
8-K
and
Form
10-Q.
Any
forward-looking
statements
in
this
presentation
speak
only
as
of
the
date
hereof
and
are
subject
to
change,
and
the
Company
assumes
no
duty
or
obligation
to
update
or
revise
any
forward-looking
statements.

3

POWR
Q2 year-over-
year revenue
growth
>900
employees
Focused on Operational Excellence
Strong
balance
sheet
$333 million
Trailing 12 month revenues
Headquarters:
Wake Forest, NC
$468
million
Record backlog
Record 2
nd
Quarter
revenues of $107.2 million
Who We Are
88%

4

Where We Have Been:
Building and Growing our Business
0
50
100
150
200
250
300
350
400
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
TTM
Historical (2000-2014) CAGR: 29.4%

Where We Are Now: Solid Q2 Execution
•
Revenues of $107.2 million
(+87.8% y-o-y)
•
Gross margin of 22.5%
(DG: 34.2%, EE: 33.7%)
•
GAAP EPS of $0.04
•
Record backlog grows to $468 million
(vs. $349 million at August 2014)
•
$20.5 million in cash, $20.2 million in term debt and capital leases, nothing drawn on
$20 million revolving credit facility
•
Operating margin expanding
(+1.1 pp
sequentially, +8.6 pp
y-o-y)

PowerSecure
Solutions Across the Grid
Generation
Step-Up
Substation
Step-Down
Substation
Transmission
Distribution
Solar
Energy Efficiency
Products/Services
Utility
Infrastructure
Solutions
Distributed
Generation
Systems
Utility Infrastructure
Distributed Generation
Energy Efficiency
Distributed Generation
Consumption
Utilities
and Their
Large
Customers

PowerSecure
Distributed Generation:
Differentiated Solution=Superior Reliability & ROI
•
PowerControl
24/7/365 Command Center monitors
all key components, utility grid dynamics and every
unit operation
•
>1500 units deployed nationwide
•
Proprietary internet-based monitoring, dispatch and
control
•
“No Pain” demand response
•
>98% reliability
•
Utility tariff and interconnect experts

8

DG: PowerSecure
Manages > 1GW Nationwide
•
Proprietary PowerBlock
solution drivers
higher ROI for customers
•
70% bi-fuel capability delivers
environmental & economic benefits
•
18-24 month sales cycle
•
Hospital and data center growth drivers
with focused sales teams

9

PowerSecure
Delivers:
Reliability, Flexibility & Full Scope for Data Centers
•
Industry-leading reliability gaining
attention from large potential customers
•
Full turnkey electrical infrastructure,
design, implementation and
commissioning to data center owners
•
October 2014 acquisition ($13 M) of
established market leader speeds
access to key data center decision
makers

10

Data Centers = Growing % of DG Revenues
•
2012-2013:  Primarily switchgear
•
2014: Switchgear + infrastructure
•
2015 Switchgear + infrastructure +
backup power
•
75% y-o-y DG revenue growth in
1H15
•
Increased capacity and new testing
facilities at DG manufacturing facility
2012
2014
2013
2015*
* FY 2015 Projected
2%
2%
5%
5%
5%
5%
42%
42%

11 11 Investing for Growth: Before

12 12 Investing for Growth: After

13

Solar:
Positioned to Serve Utilities Now and Post-2017
•
Purchased solar business for $4M in
June 2012
•
+ $240 M to backlog since mid-2014
-
Includes >$200M w/large IOUs
•
Accretive to net income & EPS
•
In-house turnkey EPC capability
•
Focused on large utility opportunities
•
Strategic offering integrated into
microgrid
solutions

14

Utility Infrastructure:
Direct Service to our Customers
•
Full turnkey electrical infrastructure, design,
implementation & commissioning to data center owners
•
T&D maintenance and construction
•
Substation products and services
•
Advanced metering and lighting installation
•
Storm repair and restoration
•
Utility engineering and design
•
Regulatory consulting and rate design
•
Cyber security & NERC-CIP compliance consulting
services

15

Energy Efficiency: LED Solutions
•
Department store/high-end retail lighting
–
Proprietary technology provides: superior light output,
thermal management, optics, aesthetics
•
Utility lighting
–
Utilities/municipalities: millions of potential endpoints
–
Energy/maintenance savings drive payback
•
Grocery, drug, and convenience stores
–
Best-in-class lights for cold cases
•
Solais
acquisition (April 2013, $15 M) added substantial
efficiencies to manufacturing
•
Gross margins have expanded >10pp

16

Energy Efficiency Services:
ESCO’s, Utilities and Retailers
•
Lighting, mechanical, water and building
envelope solutions deliver savings to customers
•
Adds value for customers bidding federal
performance contracts
•
Full scope from audit/engineering through
implementation/commissioning and verification
•
Opens new customer channels: DG and LED
•
43% y-o-y revenue growth in 1H 2015

Where We Are Going: 2015 Focus Areas
1.
Relentless pursuit of operational excellence in everything we do
2.
Expand our operating margins to drive EPS in 2015 and beyond
3.
Grow pipeline of opportunities for 2016 and convert them to backlog

Where We Have Been:
Building and Growing our Business
0
50
100
150
200
250
300
350
400
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
TTM
Historical (2000-2014) CAGR: 29.4%

19